UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 20, 2010 (September 14, 2010)

(Exact name of registrant as specified in its charter)

GEORGIA	000-32627	58-1423423
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. BOX 455, 1010 NORTH WAY, DARIEN, GEORGIA 31305

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (912) 437-4141

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2010, Donald R. McCue was elected to the Board of Southeastern Banking Corporation (the “Registrant”) and also, the Board of Southeastern Bank (“SEB”), the Registrant’s principal subsidiary. Mr. McCue, a certified public accountant, was identified as a director candidate by the Registrant’s Chief Executive Officer and Treasurer due to his extensive experience auditing and consulting publicly-held banks and bank holding companies. The recommendation was unanimously approved by the Boards of both the Registrant and SEB. Mr. McCue’s experience and specialties are summarized below:

Summary of Experience:

•	Partner of Pricewaterhouse Coopers, LLC (“Price”), Columbus, Ohio office for 35 years until retirement in July 1999.

•	Primary specialty in the financial services industry with concentration in publicly-held banking, insurance, and investment companies.

•	Clients included large bank holding companies, community banks, insurance companies, HMOs, and investment funds.

•	Regional financial services practice leader of 5 of the firm’s Midwest offices, 1991 – 1999.

•	Managing partner of the Columbus office from 1981 – 1991.

•	Consulting with SEB since 2003 on various matters, including internal audit organization and activities, business strategy, mergers and acquisitions, and operational control.

Experience Specialties:

•	Technical:

•

Served bank holding companies and other financial services companies in all aspects of Price’s professional practice, including audits of financial statements and consultation on mergers and acquisitions, regulatory compliance, corporate structuring, internal audit effectiveness, and business strategy.

•	Conducted numerous training courses for Price and professional organizations on a variety of auditing, technical accounting, and banking topics.

•	Clients:

•	Lead engagement partner on a $300 billion bank holding company.

•	Lead engagement partner on numerous other bank holding companies with assets ranging from $100 million to $3 billion.

•	Lead engagement partner on national life and property/casualty insurance companies.

Mr. McCue graduated from the University of Denver with a BSBA in Accounting in 1964 and became a CPA in 1966. He is 68.

Mr. McCue has been appointed to the Compensation Committee of Southeastern Bank and will be paid regular Board and committee fees for his services. Mr. McCue will also continue to be paid $450 per day worked on consulting projects for SEB. In 2009, Mr. McCue was paid $32,625 in consultancy fees.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SOUTHEASTERN BANKING CORPORATION
(Registrant)

	By:	/s/ ALYSON G. BEASLEY
Alyson G. Beasley, Vice President & Treasurer

Date: September 20, 2010

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